                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED NOVEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks Long-term capital appreciation.

KEMPER-DREMAN FINANCIAL SERVICES FUND

          "... In September, we began increasing our exposure to . . . money-center banks at very discounted prices . . . . This was very positive for the fund
               because we missed much of the decline of the
                 money-center banks, but participated in
                         their sharp recovery. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS


3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of Investments
13
Report of
Independent Auditors
14
Financial Statements
16
Notes to Financial Statements
20
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL SERVICES
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE 9-MONTH PERIOD FROM MARCH 31, 1998,
THROUGH NOVEMBER 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

                                                                        LIPPER FINANCIAL SERVICES
CLASS A                   CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
-------                   -------                     -------            -------------------------
-1.33%                     -1.84%                      -1.64%                   -6.69%

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                        AS OF             AS OF
                                       11/30/98          3/9/98
--------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL
SERVICES FUND CLASS A                  $9.65             $9.50
--------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL
SERVICES FUND CLASS B                  $9.59             $9.50
--------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL
SERVICES FUND CLASS C                  $9.61             $9.50
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND MAY CONCENTRATE ITS INVESTMENTS IN SPECIFIC SECTORS WHICH CREATES SPECIAL RISK CONSIDERATIONS.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

KEMPER FUND'S STYLE

--------------------------------------------------------------------------------
EQUITY STYLE BOX
--------------------------------------------------------------------------------

                                   MORNINGSTAR EQUITY STYLE BOX
                                   Source: Morningstar, Inc. Chicago, IL.
                                   312-696-6000. The Morningstar Style Box is based on a software release date of 11/30/98. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                                   Please note that style boxes do not
                                   represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day.
                                   A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings. Please consult the prospectus for a description of investment policies.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR Stocks usually found in related industries, such as financial services. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

TWO-TIER MARKET Characteristic of a securities market in which most of the gains are represented by only a small group of companies. In 1998, a two-tier market existed in which only the largest growth-style stocks enjoyed particularly strong gains.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN FINANCIAL SERVICES FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG. DREMAN IS A REGULAR COLUMNIST IN FORBES AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING, INCLUDING CONTRARIAN INVESTMENT STRATEGIES: THE NEXT GENERATION (SIMON & SCHUSTER 1998).

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.

IT WAS A DIFFICULT YEAR FOR THE FINANCIAL SERVICES SECTOR AND THE MARKET OVERALL, BUT KEMPER-DREMAN FINANCIAL SERVICES FUND OUTPACED THE LIPPER FINANCIAL SERVICES CATEGORY AVERAGE SINCE MARCH 31, 1998. LEAD PORTFOLIO MANAGER DAVID DREMAN REMAINS OPTIMISTIC ABOUT THE LONG-TERM PROSPECTS FOR THE FINANCIAL SERVICES SECTOR, AND MAINTAINS THAT PATIENCE, EXPERIENCE AND SOUND STOCK PICKING HAVE BEEN THE KEYS TO THE FUND'S SUCCESS.

Q     KEMPER-DREMAN FINANCIAL SERVICES FUND WAS LAUNCHED IN MARCH 1998, JUST
PRIOR TO THE DOWNTURN IN FINANCIAL SERVICES STOCKS. HOW DID THE FUND HOLD UP DURING THIS TUMULTUOUS PERIOD?

A     At the fund's inception, the market was rising steeply, and it was difficult for us to find financial stocks that weren't overvalued. However, financial services stocks began to underperform for the first time in a decade. As the sector began to stumble and then fell this summer, we moved in and added a lot of quality stocks that were trading at deep discounts. Since then, the market has begun to climb back up and these investments have been very positive for the fund.

  On a relative basis, we're extremely proud of the fund's performance. The fund is up 1.58 percent (Class A shares, unadjusted for any sales charge) since its inception on March 9, 1998. Although that figure is disappointing, it's important to compare the fund's performance with the returns of funds with similar objectives. To measure the fund against the Lipper Financial Services Funds Category, we need to compare the time period March 31, 1998 through the fund's fiscal year end on November 30, 1998. The fund had a loss of 1.33 percent, versus a 6.69 average loss by the category. For the most recent three-month period, the news is even better. The fund jumped 23.72 percent since August 31, 1998, compared to the category's average return of 16.71 percent.

  The fund is still new and needs to prove itself over a longer period of time. But we're confident that we can remain competitive and that the structure of the portfolio is one that we believe can stand the test of time.

Q     CAN YOU EXPLAIN THE REASONS THAT FINANCIAL SERVICES STOCKS STRUGGLED SO
MUCH DURING THE YEAR? IS IT A TREND WE CAN EXPECT TO CONTINUE?

A     There were indeed some problems in the financial services sector this year that caused trouble. However, I don't believe the true underlying problem was specific to financial stocks. The culprit, rather, was the two-tier market that existed this year, in which the stocks of very large growth-oriented technology, Internet and pharmaceutical companies made strong gains, while nearly every other industry sector suffered. It was a very narrow market, but one that we believe can't continue forever.

Q     THE S&P HAS HAD A PRETTY GOOD RUN THIS YEAR, HASN'T IT?

A     It's true that the Standard & Poor's 500 Stock Index (S&P 500) is up, but
that's not necessarily the case for all of the companies in the index. Sometimes it's difficult to understand this when the press reports the S&P 500 is up more than 21 percent for the 11-month period ended Novem-

PERFORMANCE UPDATE

ber 30. But it's important to realize that the S&P 500 is a capitalization-weighted index, meaning the largest companies represent a larger portion of the performance figures that are commonly reported.

  When we look at the S&P 500 on an equal-weighted basis, meaning we average the returns of all 500 companies on an equal basis, the return for the index plummets to just 9.7 percent for the same 11-month period. The same is true of the NASDAQ, an exchange for many over-the-counter stocks. There, the 11-month return was 25 percent on a cap-weighted basis, but dropped to a negative 6.4 percent on an equal-weighted basis.

  In short, what we faced this year was a market in which only a very small number of the largest growth companies made strong gains. Nearly every other company and industry, including financial services, either suffered declines or achieved only lackluster returns.

Q     WHAT WAS THE APPEAL OF THE LARGE GROWTH STOCKS? AND HOW DID THE INTERNET
STOCKS FIT INTO THE PATTERN?

A     Investors were looking for security and liquidity in the market. There was still a great deal of concern about the Southeast Asia crisis that erupted in October 1997. Investors, for the most part, wanted to remain invested in the market, but only in those stocks that they perceived to be safe havens -- very large growth companies with a history of consistent earnings. The turmoil caused by the Russian currency devaluation and the economic weakness in Latin American countries, as well as other factors, reinforced this pattern.

  The huge appeal of Internet stocks is a very difficult thing for me to understand. Many of these companies haven't made any money yet, but are trading at ridiculously high prices. The speculation surrounding these stocks is amazing, and much of it seems to be fueled by individual investors, rather than institutional investors. This speculation has driven the market capitalization of some Internet stocks, like Amazon.com, to levels many times of those of some of the big established banks. This ebullience is not likely to continue. In my estimation, the P/Es of these stocks make it impossible for earnings to ever reach the level that would sustain these prices.

Q     WHAT DID THIS ALL MEAN FOR THE FUND?

A     Well, the narrow market made it challenging for value investors. As I said, only a handful of the very largest growth stocks from the technology, Internet and pharmaceutical industries led the market. The financial services sector, along with almost every other, was overlooked, and that made it difficult to make major strides this year. Nevertheless, we won't compromise our investment strategy in order to ride the market's latest trend. We firmly believe that the financial services sector includes many fundamentally sound companies that have years of growth ahead of them.

  We've seen narrow markets in the past, which were followed by strong periods of outperformance by value stocks. Of course, past performance cannot predict future events, but generally no one style of stock can stay in favor forever. And we firmly believe that in the long run it is impossible for these growth companies to sustain their momentum. We don't know when the growth rally is going to end, but we do believe that it will end some day, and the fund is well positioned if financial stocks come back into favor.

Q     CAN YOU EXPLAIN YOUR INVESTMENT STRATEGY FOR THE FUND?

A     We're contrarian investors. We look for stocks from fundamentally strong financial services companies with good balance sheets that are temporarily undervalued by the market. We screen stocks by looking for those with price-to-earnings, price-to-book, price-to-cash flow and price-to-dividend ratios that are low relative to the overall market and the financial services sector.

  We're also very risk conscious. We don't invest in real estate investment trusts (REITs) or in secondary lenders because we perceive them as high risk. Although the fund may invest in foreign companies, the portfolio is almost entirely domestic at this point. The exception is one major Canadian bank that we own, and that has performed reasonably well. If we were to invest in foreign markets, we'd look to the Western European markets like Germany or the United Kingdom, where there's an established track record in place. But today we believe there's terrific value in the United States, and therefore really no need to look abroad.

  We've structured a relatively conservative portfolio that we believe should take off when the tide shifts and value stocks come back into favor. But we're also opportunistic. If something comes crumbling down, like the big money-center banks did this past summer, we invest quickly to add value. We're always looking for breaks in the market that will allow us to add quality companies to the portfolio when their stock prices have reached or are on their way to reaching unsustainably low points.

PERFORMANCE UPDATE


Q     CAN YOU TELL US MORE ABOUT WHAT HAPPENED WITH MONEY-CENTER BANKS THIS
YEAR?

A     Money-center banks are those very large institutions with foreign operations like Chase Manhattan, Bankers Trust and Citigroup. The fund opened just prior to some major mergers and acquisitions among the money-center banks. Bank of America merged with NationsBank and First Chicago/NBD merged with Banc One. Initially, we underweighted the fund's positions in those money-center banks.

  The reason for that was two-fold. First, the prices of these stocks were too high to fit our value criteria. We also didn't see a lot of upside potential in such large mergers in terms of gaining economies of scale that would help the underlying businesses.

  Secondly, we stayed away from large positions in money-center banks because we were concerned about their exposure to foreign debt. We felt that the full impact of the Southeast Asia crisis had not yet been felt. A great deal of money had been lent to countries, like Russia. We believed it would be extremely difficult, if not impossible, for many of these countries to service their debt.

  In August, it became clear that there was indeed a problem. Many of the major money-center banks began to announce a portion of their foreign loans were in default. Several large institutions like Citigroup, Chase Manhattan and BankAmerica announced write-offs of the debt. Prices of these stocks then plummeted, taking the entire financial services sector down with them.

  In September, we began adding these money-center banks back into the portfolio at very discounted prices. We were confident in our decision because the banks were still fundamentally sound. The loan defaults were one-time, one-quarter hits for those banks. We believed that all the bad news had already been communicated. The market supported that assumption, and the prices of these stocks rose dramatically in September and October. This was very positive for the fund because we missed the decline of the money-center banks, but participated in their sharp recovery.

Q     WHERE ELSE DID YOU FIND VALUE?

A     Regional banks provided good value this year, and we focused much of our investment there. Banks like First Union, Keycorp and PNC were added to the portfolio and performed soundly. The upside with the regional banks is that they don't have any foreign exposure, unlike the larger money-center institutions. Additionally, we think the consolidation in the banking industry still has a way to go. Many of the regional banks are strong takeover candidates.

Q     WILL MORE CONSOLIDATION IN THE INDUSTRY BE FAVORABLE?

A     We think the ongoing trend of consolidation is positive overall. The consolidation of the smaller regional banks probably makes more sense than some of the mega-mergers that have taken place. The mergers of regionals seem to be more symbiotic -- for example, each bank may be able to quickly gain services or outlets they previously lacked. So their mergers provide more long-lasting return potential. On the other hand, some of the mega-mergers don't seem to have the potential of gaining any new products or services that would have a profound impact on the companies' bottom lines. But for better or worse, consolidation will likely continue. I think we'll also see some of the smaller insurance companies being acquired by larger ones in the coming year, which would be positive for the fund.

Q     WHAT'S YOUR OUTLOOK FOR THE FINANCIAL SERVICES SECTOR, AND DO YOU THINK
THE FUND CAN CONTINUE TO STAY AHEAD OF THE PACK?

A     First, I'd like to say that the financial services sector is a dynamic area with a great deal of potential. I fully expect that the growth in financial services will continue at a rate of about 10 percent. Banks, specifically, appear to have a lot more growth ahead. They're learning to expand their revenue streams through fee-based services. These fees are not what we like to see as consumers, but for shareholders, fees are a positive thing. With interest rates so low, banks are making less from their loan operations, so finding new fee-based revenue streams through fees has become very important to the bottom line. And we believe there are still plenty of ways for banks to continue to grow their fee revenues.
  We've been pleased with our performance, and hope that it will improve with time. Our performance relative to our peers, I believe, is a reflection of our relatively conservative, contrarian investment approach. We invest only in companies that we deem to be of high quality. We're not looking to add sub-standard holdings in order to make a quick buck. That's market timing, and we don't believe anyone can successfully time the market in the long run. We will stay true to our investment strategy, which has proven itself over time.

 PERFORMANCE UPDATE

 TOTAL RETURNS*

 FOR THE PERIOD ENDED NOVEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                   LIFE OF
                                                                    CLASS
-----------------------------------------------------------------------------------------------------
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A                  -4.27%      (since 3/9/98)
 ......................................................................................................
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS B                  -3.05       (since 3/9/98)
 ......................................................................................................
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS C                   0.16       (since 3/9/98)
 ......................................................................................................

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 3/31/98 to 11/30/98

                                                                  KEMPER-DREMAN FINANCIAL           STANDARD & POOR'S FINANCIAL
                                                                   SERVICES FUND CLASS A1                SERVICES INDEX+
                                                                  -----------------------           --------------------------
3/31/98                                                                   9422.00                            10000.00
                                                                          9682.00                            10166.00
                                                                          9412.00                             9921.00
6/30/98                                                                   9644.00                            10337.00
                                                                          9634.00                            11515.00
                                                                          7514.00                             8862.00
9/30/98                                                                   7803.00                             9040.00
                                                                          8738.00                            10135.00
11/30/98                                                                  9297.00                            10826.00

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
 KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS B
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 3/31/98 to 11/30/98

                                                                  KEMPER-DREMAN FINANCIAL           STANDARD & POOR'S FINANCIAL
                                                                   SERVICES FUND CLASS B1                SERVICES INDEX+
                                                                  -----------------------           --------------------------
3/31/98                                                                   10000.00                           10000.00
                                                                          10266.00                           10166.00
                                                                           9969.00                            9921.00
6/30/98                                                                   10215.00                           10337.00
                                                                          10194.00                           11515.00
                                                                           7943.00                            8862.00
9/30/98                                                                    8250.00                            9040.00
                                                                           9222.00                           10135.00
11/30/98                                                                   9416.00                           10826.00

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS C
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 3/31/98 to 11/30/98

                                                                  KEMPER-DREMAN FINANCIAL           STANDARD & POOR'S FINANCIAL
                                                                   SERVICES FUND CLASS C1                SERVICES INDEX+
                                                                  -----------------------           --------------------------
3/31/98                                                                   10000.00                           10000.00
                                                                          10276.00                           10166.00
                                                                           9990.00                            9921.00
6/30/98                                                                   10225.00                           10337.00
                                                                          10205.00                           11515.00
                                                                           7963.00                            8862.00
9/30/98                                                                    8260.00                            9040.00
                                                                           9232.00                           10135.00
11/30/98                                                                   9736.00                           10826.00

   PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

  *Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 5.75%. For Class B shares the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio. Total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B AND CLASS C SHARES. PLEASE NOTE, IN ORDER TO COMPARE THE FUND WITH THE INDEX, THE GRAPH BEGINS ON MARCH 31, 1998. IN COMPARING KEMPER-DREMAN FINANCIAL SERVICES FUND TO THE STANDARD & POOR'S FINANCIAL SERVICES INDEX+, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

  +The Standard & Poor's Financial Services Index is a capitalization weighted price only index representing 9 financial groups and 53 financial companies. Source is Lipper Analytical Services, Inc. Investors cannot actually make investments in this index.

INDUSTRY SECTORS

KEMPER-DREMAN FINANCIAL SERVICES FUND'S
COMPOSITION BY SECTOR*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 1998.

                                  [BAR GRAPH]

BANKS                          60.6%

INSURANCE                      18.5%

OTHER FINANCE                  11.9%

CONSUMER FINANCE               4.8%

SERVICE                        4.2%




* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*

REPRESENTING 54.9 PERCENT OF THE FUND'S TOTAL PORTFOLIO ON NOVEMBER 30, 1998

--------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                        PERCENT
--------------------------------------------------------------------------------------------------------

1.          CITIGROUP                    A worldwide bank holding company that provides a broad     8.0%
                                         array of financial services.
--------------------------------------------------------------------------------------------------------

2.          BANKAMERICA                  A multi-bank holding company engaged in consumer           7.2%
                                         banking, commercial banking, trust and investment
                                         services, investment management, real estate
                                         operations, lease financing and international banking.
--------------------------------------------------------------------------------------------------------

3.          FEDERAL NATIONAL MORTGAGE    Often referred to as "Fannie Mae," this is a private       6.9%
            ASSOCIATION                  corporation federally chartered to provide financial
                                         products and services that increase the availability
                                         and affordability of housing to low, moderate and
                                         middle-income Americans.
--------------------------------------------------------------------------------------------------------

4.          AMERICAN INTERNATIONAL GROUP The leading U.S.-based international insurance             6.6%
                                         organization and among the largest underwriters of
                                         commercial and industrial coverages in the U.S.
--------------------------------------------------------------------------------------------------------

5.          BANK ONE                     A multi-bank holding company engaged in consumer           6.0%
                                         banking, commercial banking, trust and investment
                                         services, investment management, real estate
                                         operations, lease financing and international banking.
--------------------------------------------------------------------------------------------------------

6.          FIRST UNION                  Engaged in commercial, investment and mortgage banking.    5.3%
                                         First Union provides retail and commercial banking,
                                         retail investment, mortgage, home equity, leasing,
                                         insurance, capital markets, cash management and
                                         securities brokerage services to 12 million customers
                                         on the east coast.
--------------------------------------------------------------------------------------------------------

7.          FEDERAL HOME LOAN MORTGAGE   Often referred to as "Freddie Mac", this corporation       4.4%
            CORP.                        provides for the transfer of capital between mortgage
                                         lenders and mortgage security investors, enabling
                                         mortgage lenders to provide a continuous flow of funds
                                         to borrowers.
--------------------------------------------------------------------------------------------------------

8.          CHASE MANHATTAN              A bank holding company that conducts domestic and          3.8%
                                         international financial services through various bank
                                         and non-bank subsidiaries.
--------------------------------------------------------------------------------------------------------

9.          WELLS FARGO                  A bank holding company with subsidiaries engaged in        3.4%
                                         commercial banking.
--------------------------------------------------------------------------------------------------------

10.         PNC BANK                     Engaged in the operation of a variety of financial         3.3%
                                         services, including mortgage, community, consumer,
                                         private and corporate banking, secured lending and
                                         asset management.
--------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN FINANCIAL SERVICES FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1998
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
 COMMON STOCKS--95.4%                                                                              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
BANKS--57.8%                                    Bancwest Corporation                               63,400         $  2,742
                                                Bank One Corporation                              261,772           13,432
                                             (a)Bank Rhode Island                                  12,500              147
                                                BankAmerica Corp.                                 249,356           16,255
                                                BancBoston Corp.                                   42,500            1,769
                                                Bankers Trust New York Corp.                       23,500            2,044
                                                Chase Manhattan Corp.                             134,100            8,507
                                                Citigroup, Inc.                                   360,150           18,075
                                                Colonial BancGroup, Inc.                           16,400              203
                                                Corus Bankshares, Inc.                             42,800            1,554
                                                First Citizens BancShares, Inc. "A"                 2,500              214
                                                First Union Corp.                                 197,298           11,986
                                                Fleet Financial Group, Inc.                       165,800            6,912
                                                Golden West Financial Corp.                         8,500              805
                                                J.P. Morgan & Co., Inc.                            26,400            2,821
                                                KeyCorp                                           206,300            6,331
                                                Mellon Bank Corp.                                  37,800            2,379
                                                National Bank of Canada                           242,100            3,788
                                                North Fork Bancorporation, Inc.                    12,495              263
                                                PNC Bank Corp.                                    145,200            7,487
                                                People's Heritage Financial Group, Inc.            45,000              922
                                                Popular, Inc.                                      65,900            1,961
                                                Provident Financial Group                           8,500              344
                                                Republic New York Corp.                            85,300            3,988
                                                Summit Bancorp                                     40,000            1,672
                                                SunTrust Banks, Inc.                               44,900            3,135
                                                Valley National Bank                                6,400              186
                                                Washington Federal, Inc.                          908,425              908
                                                Washington Mutual, Inc.                            42,174            1,634
                                                Wells Fargo Co.                                   211,200            7,603
                                               ---------------------------------------------------------------------------
                                                                                                                   130,067

--------------------------------------------------------------------------------------------------------------------------
    CONSUMER FINANCE--4.6%                      American Express Company                           63,200            6,324
                                                Associates First Capital Corp.                      1,500              117
                                                Household International, Inc.                      42,200            1,651
                                                SLM Holding Corp.                                  51,100            2,248
                                                --------------------------------------------------------------------------
                                                                                                                    10,340
--------------------------------------------------------------------------------------------------------------------------
    INSURANCE--17.6%                            Allstate Corp.                                    120,000            4,890
                                                American International Group, Inc.                157,200           14,777
                                                Chubb Corp.                                        24,800            1,738
                                                Cigna Corp.                                        29,300            2,280
                                                General Re Corp.                                   10,900            2,545
                                                Jefferson-Pilot Corp.                              14,350              979
                                                Lincoln National Corp.                             16,900            1,414
                                             (a)MONY Group, Inc.                                      800               25
                                                Marsh & McLennan Companies, Inc.                   33,550            1,952
                                                Ohio Casualty Corp.                                69,500            2,815
                                                Safeco Corp.                                       34,000            1,460
                                                St. Paul Companies, Inc.                           77,700            2,739
                                                Torchmark Corp.                                    25,500              969
                                                Transamerica Corp.                                 10,000            1,062
                                                --------------------------------------------------------------------------
                                                                                                                    39,645

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                             SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--4.0%                 Bear Stearns Companies, Inc.                      27,100      $  1,138
                                             Lehman Brothers Holdings, Inc.                    24,400         1,218
                                             Merrill Lynch & Co., Inc.                         62,100         4,658
                                             Raymond James Financial, Inc.                     17,450           432
                                             T. Rowe Price & Associates, Inc.                  40,000         1,430
                                             Waddell & Reed Financial, Inc. "A"                 1,450            35
                                          (a)Waddell & Reed Financial, Inc.                     6,244           146
                                             -----------------------------------------------------------------------
                                                                                                              9,057
--------------------------------------------------------------------------------------------------------------------
    OTHER FINANCIAL                          Federal Home Loan Mortgage Corp.                 165,300        10,001
    COMPANIES--11.4%                         Federal National Mortgage Association            213,800        15,554
                                             -----------------------------------------------------------------------
                                                                                                             25,555
                                             -----------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $220,158)                                                214,664
                                             -----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
    (B)REPURCHASE AGREEMENTS--4.6%                                                        PRINCIPAL AMOUNT   VALUE
------------------------------------------------------------------------------------------------------------------
                                             State Street Bank and Trust Company,
                                               dated 11/30/98, 5.15%, due 12/1/98
                                             (Cost $10,346)                                   $10,346        10,346
                                             -----------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $230,504)                                               $225,010
                                             -----------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $231,190,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $8,823,000, the gross unrealized depreciation was $15,003,000 and the net unrealized depreciation on investments was $6,180,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER-DREMAN FINANCIAL SERVICES FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Financial Services Fund, as of November 30, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from March 9, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Financial Services Fund at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost $230,504)                                                 $225,010
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                 1,424
------------------------------------------------------------------------
  Dividends and interest                                             237
------------------------------------------------------------------------
Deferred organization expense                                          9
------------------------------------------------------------------------
    TOTAL ASSETS                                                 226,680
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                             1,164
------------------------------------------------------------------------
  Management fee                                                     204
------------------------------------------------------------------------
  Distribution services fee                                          397
------------------------------------------------------------------------
  Administrative services fee                                        273
------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                         338
------------------------------------------------------------------------
  Trustees' fees and other                                           143
------------------------------------------------------------------------
    Total liabilities                                              2,519
------------------------------------------------------------------------
NET ASSETS                                                      $224,161
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $229,717
------------------------------------------------------------------------
Accumulated net realized loss on investments                        (244)
------------------------------------------------------------------------
Net unrealized depreciation on investments                        (5,494)
------------------------------------------------------------------------
Undistributed net investment income                                  182
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $224,161
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($108,206 / 11,211 shares outstanding)                           $9.65
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $10.24
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($99,631 / 10,389 shares outstanding)                            $9.59
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($16,324 / 1,699 shares outstanding)                             $9.61
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from March 9, 1998 (commencement of operations) to November 30, 1998

STATEMENT OF OPERATIONS
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $7)               $ 2,151
-----------------------------------------------------------------------
  Interest                                                          141
-----------------------------------------------------------------------
    Total investment income                                       2,292
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    901
-----------------------------------------------------------------------
  Distribution services fee                                         457
-----------------------------------------------------------------------
  Administrative services fee                                       300
-----------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                          415
-----------------------------------------------------------------------
  Professional fees                                                  16
-----------------------------------------------------------------------
  Reports to shareholders                                            92
-----------------------------------------------------------------------
  Registration fees                                                  62
-----------------------------------------------------------------------
  Amortization of organization expenses                               2
-----------------------------------------------------------------------
  Trustees' fees and other                                           66
-----------------------------------------------------------------------
    Total expenses before expense waiver                          2,311
-----------------------------------------------------------------------
Less expense waived and absorbed by investment manager             (205)
-----------------------------------------------------------------------
    Total expenses after expense waiver                           2,106
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                               186
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized loss on sales of investments                        (248)
-----------------------------------------------------------------------
  Change in net unrealized depreciation on investments           (5,494)
-----------------------------------------------------------------------
Net loss on investments                                          (5,742)
-----------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(5,556)
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

--------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------
  Net investment income                                                 $    186
--------------------------------------------------------------------------------
  Net realized loss                                                         (248)
--------------------------------------------------------------------------------
  Change in net unrealized depreciation                                   (5,494)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                      (5,556)
--------------------------------------------------------------------------------
Net increase from capital share transactions                             229,617
--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                             224,061
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------

Beginning of period                                                          100
--------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of $182)                                          $224,161
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF
     THE FUND Kemper-Dreman Financial Services Fund (the fund) is a diversified series of Kemper Equity Trust (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund commenced operations on March 9, 1998. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its

NOTES TO FINANCIAL STATEMENTS

                             shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $721,000 for the period ended November 30, 1998, after a fee waiver of $180,000 by Scudder Kemper. In addition, Scudder
                             Kemper has agreed to temporarily absorb certain operating expenses of the fund. Under this arrangement, Scudder Kemper absorbed expenses of $25,000 for the period ended November 30, 1998.
                             Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the fund, and is paid by Scudder Kemper for its services.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                COMMISSIONS
                                                                RETAINED BY     COMMISSIONS ALLOWED BY
                                                                    KDI              KDI TO FIRMS
                                                                -----------   ---------------------------
                             Period ended November 30, 1998       $86,000              3,035,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                DISTRIBUTION FEES AND      COMMISSIONS AND
                                                                    CDSC RECEIVED       DISTRIBUTION FEES PAID
                                                                       BY KDI              BY KDI TO FIRMS
                                                                ---------------------   ----------------------
                             Period ended November 30, 1998           $586,000                4,071,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID BY           ASF PAID
                                                                         THE FUND TO KDI          BY KDI
                                                                      (AFTER EXPENSE WAIVER)     TO FIRMS
                                                                      ----------------------   ------------
                             Period ended November 30, 1998                  $275,000            344,000

                             TRANSFER AGENT/SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of the Scudder Kemper, is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred transfer agent fees of $237,000 for the period ended November 30, 1998, of which $135,000 is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred accounting fees of $88,000 for the period ended November 30, 1998, of which $19,000 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the period ended November 30, 1998, the fund made no payments to its officers and incurred trustees' fees of $4,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended November 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                  $226,268
                             Proceeds from sales                           5,866

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                                 PERIOD ENDED
                                                                                               NOVEMBER 30, 1998
                                                                                             ---------------------
                                                                                             SHARES        AMOUNT
                                       ---------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                                              14,095       $137,426
                                       ---------------------------------------------------------------------------
                                        Class B                                              11,393        111,288
                                       ---------------------------------------------------------------------------
                                        Class C                                               1,951         19,033
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ---------------------------------------------------------------------------
                                        Class A                                              (2,888)       (26,782)
                                       ---------------------------------------------------------------------------
                                        Class B                                              (1,008)        (9,043)
                                       ---------------------------------------------------------------------------
                                        Class C                                                (255)        (2,305)
                                       ---------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                      $229,617
                                       ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from March 9, 1998 (commencement of operations) to November 30, 1998

                                                  ---------------------------------------------------------
                                                        CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------------------------------
         PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.50                  9.50                  9.50
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             .03                  (.01)                 (.01)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                         .12                   .10                   .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                           .15                   .09                   .11
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.65                  9.59                  9.61
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             1.58%                  .95                  1.16

----------------------------------------------------------------------------------------------------------
   RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                             1.36%                 2.14                  2.11
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                               .55%                 (.23)                 (.20)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Expenses                                                  1.55%                 2.29                  2.26
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                               .36%                 (.38)                 (.35)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                                        $224,161
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                    5%
----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

For corporate shareholders, 100% of the income dividends paid during the period ended November 30, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                       OFFICERS

DANIEL PIERCE                  MARK S. CASADY               MAUREEN E. KANE
Chairman and Trustee           President                    Assistant Secretary

JAMES E. AKINS                 PHILIP J. COLLORA            CAROLINE PEARSON
Trustee                        Vice President and           Assistant Secretary
                               Secretary
ARTHUR R. GOTTSCHALK                                        ELIZABETH C. WERTH
Trustee                        THOMAS W. LITTAUER           Assistant Secretary
                               Vice President
FREDERICK T. KELSEY                                         BRENDA LYONS
Trustee                        ANN M. MCCREARY              Assistant Treasurer
                               Vice President
KATHRYN L. QUIRK
Trustee and Vice President     LINDA J. WONDRACK
                               Vice President
FRED B. RENWICK
Trustee                        JOHN R. HEBBLE
                               Treasurer
JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                    DECHERT PRICE & RHOADS
                                 Ten Post Office Square South
                                 Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                      KEMPER SERVICE COMPANY
SERVICE AGENT                    P.O. Box 419557
                                 Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                        STATE STREET BANK AND TRUST COMPANY
                                 225 Franklin Street
                                 Boston, MA 02110
--------------------------------------------------------------------------------
INDEPENDENT                      ERNST & YOUNG LLP
AUDITORS                         233 South Wacker Drive
                                 Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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KDFSF - 2 (1/26/99) 1064450